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                                                                    Exhibit 10.7


                      FORM OF COMMON STOCK WARRANT NO. 2

                                NAVISITE, INC.

                             COMMON STOCK WARRANT

                                     No. 2

                               December 15, 2000

                                  ----------

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE OR CONVERSION OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                  ----------

                    Warrant to Purchase [         ] Shares
                                of Common Stock

        NaviSite, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, CMGI, Inc., a Delaware corporation ("CMGI"), or any transferee to whom this warrant (the "Warrant") is properly transferred (the "Holder"), is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., Boston time, on December 15, 2005 (the "Expiration Date") [$12,000,000 divided by average of the closing prices per share on Dec. [8, 11, 12, 13 and 14]] fully paid and nonassessable shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, at a price per share equal to [150% of the average of the closing prices per share on December 8, 11, 12, 13 and 14], subject to adjustments as provided below (the "Purchase Price").

        This Warrant is being issued pursuant to the Note and Warrant Purchase Agreement dated December 12, 2000 between the Company and CMGI (the "Note and Warrant Purchase Agreement").
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        1.     Exercise of Warrant; Conversion of Warrant; Transfer of Warrant.

               (a) Exercise of Warrant. At any time prior to 5:00 p.m. on the
                   -------------------
Expiration Date, the rights represented by this Warrant may be exercised by the Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise or Conversion, substantially in the form attached hereto as Exhibit A, at the Company's primary executive office,
                        ---------
with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

               (b) Conversion of Warrant. In addition to, and without limiting,
                   ---------------------
any other rights of the Holder hereunder, the Holder may elect to convert this Warrant, in whole or in part, into shares of Common Stock at any time prior to 5:00 p.m. on the Expiration Date by surrendering this Warrant to the Company, together with an executed Notice of Exercise or Conversion substantially in the form attached hereto as Exhibit A, at the Company's primary executive office.
                        ---------
Upon receipt of such notice and surrender of the Warrant by the Holder, or on such later date as specified in the Notice of Exercise or Conversion, the Company shall deliver to the Holder within a reasonable time, without payment by the Holder of any cash or other consideration, that number of shares of Common Stock computed using the following formula:

               X = Y(A-B)
                   ------
                     A

Where:         X = the number of shares of Common Stock to be issued to the
                   Holder.

               Y = the number of shares of Common Stock with respect to which this Warrant is being converted.

               A = the Fair Market Value, as defined below, of one share of Common Stock.

               B = Purchase Price.

                   If the Common Stock is traded on the Nasdaq National Market, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the Nasdaq National Market, as published in The Wall Street Journal on
                                                      -----------------------
the date of determination of Fair Market Value. If the Common Stock is not traded on the Nasdaq National Market, but is traded on an exchange or over-the-counter, the Fair Market Value of one share of Common Stock shall be the closing price quoted on the exchange on which the Common Stock is listed or the average of the closing bid and asked prices of the Common Stock quoted in the Over-the-Counter Market Summary, whichever is applicable, on the date of determination of Fair Market Value. In all other cases, the Fair Market Value of one share of Common Stock shall be determined in good faith by the Company's Board of Directors (the "Board").

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               (c) Partial Exercise. Upon any partial exercise or conversion,
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the Company will issue to the Holder a new Warrant for the number of shares of
Common Stock as to which this Warrant was not exercised or converted.

              (d) Fractional Shares. No fractional shares of Common Stock shall
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be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

               (e) Taxes. The Company will not be required to pay any tax
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imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of the Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

               (f) Transfer of Warrant. Transfer of this Warrant to a third
                   -------------------
party shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit B and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

        2.     Antidilution Provisions.

               (a) Reorganization, Reclassification or Recapitalization of the
                   -----------------------------------------------------------
Company. In case of (i) a capital reorganization, reclassification or
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recapitalization of the Company's capital stock (other than in the cases referred to in Section 2(c) hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate) and without payment of any additional consideration, the number of shares of stock or other securities of property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise or conversion of this Warrant or

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any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 2(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise or conversion of this Warrant or any portion thereof. If the per share consideration payable to the Holder for shares of Common Stock in connection with any transaction described in this Section 2(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Board.

               (b) Splits and Combinations. If the Company at any time or from
                   -----------------------
time to time after the date of this Warrant subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

               (c) Reclassifications. If the Company reclassifies or otherwise
                   -----------------
changes any of the securities into which this Warrant may be convertible into the same or a different number of securities of any other class or classes, this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the securities into which this Warrant was convertible immediately prior to such reclassification or other change and the Purchase Price therefor shall be appropriately adjusted.

               (d) Liquidation; Dissolution. If the Company shall dissolve,
                   ------------------------
liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Purchase Price for the shares of Common Stock for which this Warrant is exercisable, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Purchase Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Purchase Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Purchase Price from the amount payable to the Holder.

               (e) Adjustment Certificates. Upon any adjustment of the Purchase
                   -----------------------
Price or the number of shares of Common Stock issuable upon exercise or conversion of this Warrant, a certificate, signed by (i) the Company's President and Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder at the address set forth in Section 6 hereof and shall specify the adjusted Purchase Price and the number

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of shares of Common Stock issuable upon exercise or conversion of the Warrant after giving effect to the adjustment.

               (f) No Impairment. The Company shall not, by amendment of its
                   -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. The Company shall not be deemed to have avoided or to be seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by issuing securities after the Closing Date for a consideration per share less than the Purchase Price then in effect.

               (g) Application. Except as otherwise provided herein, all
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subsections of this Section 2 are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

       3. Notices of Record Date. In case (a) the Company takes a record of the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board. Such notice shall be mailed at least ten days prior to the date specified therein.

       4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the

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Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

       5. Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by the Holder, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

       6. Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by certified mail, return receipt requested, postage prepaid, (ii) via a reputable nationwide overnight courier service or (iii) by facsimile (with "answer-back" confirmation), in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt of confirmation of delivery after it is sent by certified mail, return receipt requested, postage prepaid, one business day after it is sent via a reputable nationwide overnight courier service, or upon receipt of confirmation of delivery of a facsimile.

If to the Company to:      NaviSite, Inc.
                           400 Minuteman Road
                           Andover, MA 01810
                           Attention: General Counsel
                           Facsimile: (978) 688-8100

With a copy to:            Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention: Mark G. Borden, Esq.
                           Facsimile: (617) 526-5000

If to the Holder to:       CMGI, Inc.
                           100 Brickstone Square
                           Andover, MA 01810
                           Attention: William Williams, II, Esq.
                           Facsimile: (978) 684-3601

With a copy to:            Skadden, Arps, Slate Meagher & Flom LLP
                           One Beacon Street
                           Boston, MA 02108
                           Attention: David T. Brewster, Esq.
                           Facsimile: (617) 573-4822

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Either party may give any notice, instruction or communication in connection with this Warrant using any other means (including personal delivery or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is received by the party to whom it was sent. Either party may change the address to which notices, instructions or communications are to be delivered by giving the other party to this Warrant notice thereof in the manner set forth in this Section 6.

       7. Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and the Holder.

       8. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

       9. Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

       10. Governing Law. This Warrant is delivered in the State of Delaware and shall be construed in accordance with and governed by the laws of such state without regard to its conflicts of laws rules.

Dated: December 15, 2000

                                                NAVISITE, INC.



                                                By:___________________________

                                                Title:________________________

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                                                                       EXHIBIT A

                       NOTICE OF EXERCISE OR CONVERSION

TO: NAVISITE, INC.

    1. The undersigned hereby elects to receive __________ shares of Common Stock of NaviSite, Inc., pursuant to the terms of the attached Warrant.

    2. Method of Exercise (Please initial the applicable blank):

       ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

       ___ The undersigned elects to convert the attached Warrant by means of the conversion provisions of Section 2(b) of the Warrant.

    3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)

                      _________________________________


                      _________________________________
                                   (Address)

    4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

       All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                       _________________________________
                                Name of Holder

                       _________________________________
                       Signature of Authorized Signatory

                       _________________________________
                             Print Name and Title

                       _________________________________
                                     Date

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                                                                       EXHIBIT B

                                ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)


        FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of NaviSite, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of NaviSite, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

Signature Guaranteed

____________________                     By:_________________________________
                                            (Signature of Registered Holder)

                                         Title:______________________________

NOTICE: The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

               The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

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